UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 26, 2019

Commission File Number:  001-32420

Charlie’s Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada (State or other jurisdiction of incorporation or organization)	84-1575085 (IRS Employer Identification No.)

1007 Brioso Dr., Costa Mesa, California 92627
(Address of principal executive offices)

949-531-6855
(Registrant's Telephone number)

True Drinks Holdings, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHUC	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.03 Material Modification to Rights of Security Holders.

See Item 5.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 27, 2019, True Drinks Holdings, Inc. (the “Company”) amended its Articles of Incorporation to change the name of the Company to “Charlie’s Holdings, Inc.” (the “Name Change”), as well as to increase the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), authorized for issuance under the Company’s Articles of Incorporation from 7.0 billion shares to 50.0 billion shares (the “Authorized Share Increase”). The Name Change and Authorized Share Increase were effected through the filing with the Secretary of State of the State of Nevada of a Certificate of Amendment to the Company’s Articles of Incorporation (the “Amendment”), a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

As disclosed in the Company’s Definitive Information Statement (“Information Statement”), filed with the Securities and Exchange Commission (“SEC”) on May 28, 2019 and mailed to the Company’s stockholders on or about June 3, 2019, the Name Change and Authorized Share Increase were approved by the Company’s Board of Directors and by written consent of holders of a majority of the Company’s outstanding voting securities on May 8, 2019. More information about the Name Change and Authorized Share Increase can be found in the Company’s Information Statement.

In connection with the Amendment, all of the Company’s Series B Convertible Preferred Stock, par value $0.001, were automatically converted into approximately 13,963,047,716 shares of Common Stock.

The Name Change will become effective with the OTC Pink Market at the opening of trading on July 3, 2019 under the symbol “CHUC” to better reflect the new name of the Company.  The Company’s new CUSIP number is 16077A101.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events

On July 2, 2019, the Company issued a press release announcing the Company’s name change and ticker symbol change, and providing certain information to stockholders. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2019	Charlie’s Holdings, Inc. By: /s/ David Allen
Name: David Allen
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
99.1	Press Release dated July 2, 2019